Exhibit 4.2

MPT OF MISSOURI CITY-DULLES FCER, LLC,

as Guarantor,

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.,

as Parent and a Guarantor,

the other GUARANTORS named herein,

as Guarantors,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of June 30, 2014

To

INDENTURE

Dated as of October 10, 2013

5.70% Senior Notes due 2020

SIXTH SUPPLEMENTAL INDENTURE

SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”), dated as of June 30, 2014, by and among MPT of Missouri City-Dulles FCER, LLC, a Delaware limited liability company (the “New Guaranteeing Subsidiary”), MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco”), MPT Finance Corporation, a Delaware corporation (“Finco” and, together with Opco, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent”), as Guarantor, each of the other Guarantors (as defined in the Indenture), as Guarantors, and Wilmington Trust, National Association, existing under the laws of the United States of America, as Trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers and the Guarantors have heretofore executed and delivered an Indenture, dated as of October 10, 2013 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of October 10, 2013 (the “First Supplemental Indenture”), by that certain Second Supplemental Indenture, dated as of October 30, 2013 (the “Second Supplemental Indenture”), by that certain Third Supplemental Indenture, dated as of December 20, 2013 (the “Third Supplemental Indenture”), by that certain Fourth Supplemental Indenture, dated as of March 31, 2014 (the “Fourth Supplemental Indenture”), and by that certain Fifth Supplemental Indenture, dated as of April 17, 2014 (the “Fifth Supplemental Indenture”, and together with the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Base Indenture, the “Indenture”), providing for the issuance by the Issuers of the 5.750% Senior Notes due 2020 (the “Notes”);

WHEREAS, pursuant to Section 10.01(a)(4) of the Indenture, the Parent, the Issuers, the Guarantors and the Trustee, together, may supplement the Indenture without notice to or the consent of any Holders or any other party to the Indenture in order to add Guarantees with respect to the Notes;

WHEREAS, as of June 19, 2014, the New Guaranteeing Subsidiaries guarantee the Credit Agreement, and pursuant to Section 5.14(a) of the Indenture, the New Guaranteeing Subsidiary is required to become a Guarantor under the Indenture;

WHEREAS, the Indenture requires that an entity that constitutes a Guarantor shall join the Issuers and the existing Guarantors in executing and delivering to the Trustee a supplemental indenture pursuant to which such entity shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the Notes on a senior basis and all other obligations under the Indenture; and

WHEREAS, pursuant to Section 10.06 of the Indenture, the Trustee is authorized to execute and deliver this Sixth Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the New Guaranteeing Subsidiary mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied here as if set forth in full herein.

2. AGREEMENT TO GUARANTEE. The New Guaranteeing Subsidiary hereby agrees to provide unconditional Guarantees on the terms and subject to the conditions set forth in the Indenture including, but not limited to, Article 11 thereof.

3. MISCELLANEOUS PROVISIONS.

(a) The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Sixth Supplemental Indenture or the proper authorization or the due execution hereof by the Issuers or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuers.

(b) On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Sixth Supplemental Indenture shall form part of the Indenture for all purposes, and the Holder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Sixth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Sixth Supplemental Indenture.

(c) This Sixth Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Sixth Supplemental Indenture, shall be read, taken and construed as one and the same instrument and all the provisions of the Indenture shall remain in full force and effect in accordance with the terms thereof and as amended and supplemented by this Sixth Supplemental Indenture.

(d) THIS SIXTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MPT OPERATING PARTNERSHIP, L.P., as Issuer

By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

	By:	MEDICAL PROPERTIES TRUST, INC., its sole member

		By:	/s/ Emmett E. McLean
			Name:	Emmett E. McLean
			Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

MPT FINANCE CORPORATION, as Issuer

By:	/s/ Emmett E. McLean
	Name:	Emmett E. McLean
	Title:	Assistant Secretary

MEDICAL PROPERTIES TRUST, INC., as Parent and a Guarantor

By:	/s/ Emmett E. McLean
	Name:	Emmett E. McLean
	Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

MEDICAL PROPERTIES TRUST, LLC

By:	MEDICAL PROPERTIES TRUST, INC., its sole member

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF VICTORVILLE, LLC
MPT OF BUCKS COUNTY, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF DALLAS LTACH, LLC
MPT OF PORTLAND, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF BOSSIER CITY, LLC
MPT OF WEST VALLEY CITY, LLC
MPT OF IDAHO FALLS, LLC
MPT OF POPLAR BLUFF, LLC
MPT OF BENNETTSVILLE, LLC
MPT OF DETROIT, LLC
MPT OF BRISTOL, LLC
MPT OF NEWINGTON, LLC
MPT OF ENFIELD, LLC
MPT OF PETERSBURG, LLC
MPT OF GARDEN GROVE HOSPITAL, LLC
MPT OF GARDEN GROVE MOB, LLC
MPT OF SAN DIMAS HOSPITAL, LLC
MPT OF SAN DIMAS MOB, LLC
MPT OF CHERAW, LLC
MPT OF FT. LAUDERDALE, LLC.
MPT OF PROVIDENCE, LLC
MPT OF SPRINGFIELD, LLC
MPT OF WARWICK, LLC
MPT OF RICHARDSON, LLC
MPT OF ROUND ROCK, LLC
MPT OF SHENANDOAH, LLC
MPT OF HILLSBORO, LLC
MPT OF FLORENCE, LLC
MPT OF CLEAR LAKE, LLC
MPT OF TOMBALL, LLC
MPT OF GILBERT, LLC
MPT OF CORINTH, LLC
MPT OF BAYONNE, LLC
MPT OF ALVARADO, LLC
MPT OF DESOTO, LLC
MPT OF HAUSMAN, LLC

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HOBOKEN HOSPITAL, LLC
MPT OF HOBOKEN REAL ESTATE, LLC
MPT OF OVERLOOK PARKWAY, LLC
MPT OF NEW BRAUNFELS, LLC
MPT OF WESTOVER HILLS, LLC
MPT OF WICHITA, LLC
MPT OF BILLINGS, LLC
MPT OF BOISE, LLC
MPT OF BROWNSVILLE, LLC
MPT OF CASPER, LLC
MPT OF COMAL COUNTY, LLC
MPT OF GREENWOOD, LLC
MPT OF JOHNSTOWN, LLC
MPT OF LAREDO, LLC
MPT OF LAS CRUCES, LLC
MPT OF MESQUITE, LLC
MPT OF POST FALLS, LLC
MPT OF PRESCOTT VALLEY, LLC
MPT OF PROVO, LLC
MPT OF NORTH CYPRESS, LLC
MPT OF LAFAYETTE, LLC
MPT OF INGLEWOOD LLC
MPT OF RENO, LLC
MPT OF ROXBOROUGH, LLC
MPT OF ALTOONA, LLC
MPT OF HAMMOND, LLC
MPT OF SPARTANBURG, LLC
MPT OF WYANDOTTE COUNTY, LLC
MPT OF LEAVENWORTH, LLC
MPT OF CORPUS CHRISTI, LLC
MPT OF BRODIE FCER, LLC
MPT OF LITTLE ELM FCER, LLC
MPT OF OGDEN, LLC
MPT OF NACOGDOCHES FCER, LLC
MPT OF MESA, LLC
MPT OF PORT ARTHUR, LLC
MPT OF WEST MONROE, LLC
MPT OF DALLAS, LLC
MPT OF LEGACY MONTCLAIR, LLC
MPT OF ALVIN FCER, LLC
MPT OF FIRESTONE FCER, LLC
MPT OF HOUSTON-ELDRIDGE FCER, LLC
MPT OF CEDAR HILL FCER, LLC
MPT OF ALLEN FCER, LLC
MPT OF FRISCO FCER, LLC
MPT OF BROOMFIELD FCER, LLC
MPT OF CHAMPION FOREST FCER, LLC
MPT OF NORTHGATE FCER, LLC

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF THORNTON FCER, LLC
MPT OF FOUNTAIN FCER, LLC
MPT OF MISSOURI CITY FCER, LLC
MPT OF PEARLAND FCER, LLC
MPT OF MISSOURI CITY-DULLES FCER, LLC

By:	MPT OPERATING PARTNERSHIP, L.P., sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

		By:	MEDICAL PROPERTIES TRUST, INC., its sole member

			By:	/s/ Emmett E. McLean
				Name:	Emmett E. McLean
				Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

MPT OF BUCKS COUNTY, L.P.
By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF DALLAS LTACH, L.P.
By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF VICTORIA, L.P.
By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LULING, L.P.
By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF WEST ANAHEIM, L.P.
By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF LA PALMA, L.P.
By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF PARADISE VALLEY, L.P.
By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.
By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF TWELVE OAKS, L.P.
By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SHASTA, L.P.
By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.
By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF GARDEN GROVE MOB, L.P.
By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SAN DIMAS HOSPITAL, L.P.
By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SAN DIMAS MOB, L.P.
By:	MPT OF SAN DIMAS MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF RICHARDSON, L.P.
By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ROUND ROCK, L.P.
By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SHENANDOAH, L.P.
By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HILLSBORO, L.P.
By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF CLEAR LAKE, L.P.
By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF TOMBALL, L.P.
By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF CORINTH, L.P.
By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ALVARADO, L.P.
By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF DESOTO, L.P.
By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF MOUNTAIN VIEW LLC
By:	MPT OF IDAHO FALLS, LLC, its sole member

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP
By:	MPT OF WICHITA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF NORTH CYPRESS, L.P.
By:	MPT OF NORTH CYPRESS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF INGLEWOOD, L.P.
By:	MPT OF INGLEWOOD, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ROXBOROUGH, L.P.
By:	MPT OF ROXBOROUGH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LOS ANGELES, L.P.
By:	MPT OF LOS ANGELES, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MEDICAL PROPERTIES TRUST, LLC
By:	MEDICAL PROPERTIES TRUST, INC., its sole member

	By:	/s/ Emmett E. McLean
		Name:	Emmett E. McLean
		Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT RHM HOLDCO S.à.r.l.
MPT RHM SONNENWENDE S.à.r.l.
MPT RHM KLAUS S.à.r.l.
MPT RHM VESALIUS S.à.r.l.
MPT RHM PARK S.à.r.l.
MPT RHM FONTANA S.à.r.l.
MPT RHM CHRISTIAAN S.à.r.l.
MPT RHM HILLERSBACH S.à.r.l.

By:	/s/ Leanne McWilliams
	Name:	Leanne McWilliams
	Title:	Class A Manager

By:	/s/ James Kevin Hanna
	Name:	James Kevin Hanna
	Title:	Class A Manager and Authorized Signatory

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Michael H. Wass
	Name:	Michael H. Wass
	Title:	Assistant Vice President

SIXTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE